UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Devon Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 9, 2010.

DEVON ENERGY CORPORATION

DEVON ENERGY CORPORATION
20 NORTH BROADWAY
OKLAHOMA CITY, OK 73102
Meeting Information
Meeting Type:     Annual
For holders as of:   April 12, 2010
Date:   June 9, 2010         Time:   8:00 AM CT

Location:	The Skirvin Hilton Hotel Continental Room 1 Park Avenue Oklahoma City, OK
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT     ANNUAL REPORT ON FORM 10-K     SUMMARY ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow →  1234 5678 9012  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or EMAIL Copy:
If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY EMAIL*:	sendmaterial@proxyvote.com
*   If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow → 1234 5678 9012  (located on the following page) in the subject line.
Please make the request as instructed above on or before May 26, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → 1234 5678 9012  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote In Person: At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends a vote “FOR” the nominee listed in Agenda Item 1.
1.	Election of Director

Nominee:

01) John Richels
The Board of Directors recommends a vote “FOR” Agenda Item 2.
2.	Ratify the appointment of the Company’s Independent Auditors for 2010.
The Board of Directors recommends a vote “AGAINST” Agenda Item 3.
3.	Adopt Simple Majority Vote.
4.	OTHER MATTERS: In its discretion, to vote with respect to any other matters that may come up before the meeting or any adjournment thereof, including matters incident to its conduct.